ESCROW AGREEMENT

     THIS ESCROW AGREEMENT is made and entered as of December 26, 2001 by and among WebMD Corporation ("Purchaser"), MMM Acquisition Company ("Purchaser's Designee"), Wells Fargo Bank Minnesota, National Association ("Wells Fargo"), Medscape, Inc. ("Medscape"), Medscape Enterprises, Inc. ("Medscape Enterprises") and MedicaLogic/Medscape, Inc. ("Parent" and, together with Medscape and Medscape Enterprises, "Sellers") (the "Escrow Agreement").

                                   WITNESSETH:

     WHEREAS, Purchaser, Medscape, Parent and Medscape Enterprises have entered into that certain Asset Purchase Agreement dated December 26, 2001 (the "Asset Purchase Agreement") pursuant to which Purchaser will acquire certain assets, rights and properties of Medscape, Parent and Medscape Enterprises as more fully set forth therein and Purchaser has assigned to Purchaser's Designee its rights and obligations under the Asset Purchase Agreement.

     WHEREAS, this Escrow Agreement is entered into to create a fund for the benefit of Purchaser and Purchaser's Designee to address liabilities that Medscape, Medscape Enterprises or Parent may have under the Asset Purchase Agreement for (i) Damages (as defined in the Asset Purchase Agreement) pursuant to Article VI of the Asset Purchase Agreement; and (ii) amounts due with respect to the Accounts Receivable (as defined in the Asset Purchase Agreement) contemplated by Section 6.03(b) of the Asset Purchase Agreement.

     WHEREAS, Wells Fargo desires to serve as the Escrow Agent and to hold the escrowed funds upon the terms and conditions set forth herein.

     WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Asset Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises and agreements herein contained, and the agreements and covenants contained in the Asset Purchase Agreement, the parties hereby agree as follows:

Section 1.  Establishment of Escrow Funds.

     (a) Simultaneously with the execution and delivery hereof, Purchaser has deducted from the Purchase Price payable under the Asset Purchase Agreement and delivered by wire transfer of immediately available funds to the Escrow Agent the sum of $1,500,000 (the "Escrow Funds").

     (b) The Escrow Agent is hereby directed to invest the Escrow Funds in Wells Fargo 100% Treasury Money Market Fund; provided, however, that Purchaser and Parent may jointly direct the Escrow Agent to invest the Escrow Funds in any combination of the following:

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(i) readily-marketable direct obligations of, or repurchase agreements collateralized by direct obligations of, the United States Government or backed by the full faith and credit of the United States Government; or (ii) insured certificates of deposit, time deposits, money market accounts or other interest-bearing deposits of commercial banks having total capital and surplus of at least $250,000,000. The Escrow Agent shall have no responsibility for determining such obligations and shall have no liability whatsoever for any investment losses resulting from the investment or reinvestment of the Escrow Funds, except for a breach of this Escrow Agreement, gross negligence, bad faith or willful misconduct by the Escrow Agent.

     (c) In accordance with the provisions of Section 2.1, any interest or other income received on such investment and reinvestment of the Escrow Funds shall be held as part of the Escrow Funds and may be used to satisfy Purchaser's claims for (i) Damages pursuant to Article VI of the Asset Purchase Agreement; and (ii) amounts due with respect to Accounts Receivable pursuant to Section 6.03(b) of the Asset Purchase Agreement (the "Escrow Claims"). To the extent not so used, such interest and income shall be disbursed to Medscape (or to such other entity as Sellers shall designate in writing) upon release of the Escrow Funds to Medscape (or to such other entity as Sellers shall designate in writing) pursuant to Section 2.3 of this Escrow Agreement. Neither Medscape nor Parent has any legal or beneficial interest in the Escrow Funds or in any interest or other income received on the investment and reinvestment of the Escrow Funds, unless and until such monies have been released from the Escrow Funds pursuant to Section 2.3.

Section 2.  Claims Against the Escrow Funds.

     Section 2.1 Distributions From the Escrow Funds. Distributions from the Escrow Funds shall be made only as hereinafter provided. Purchaser must deliver written instructions ("General Claim Instructions") to the Escrow Agent, Parent and Medscape which shall: (i) state that Purchaser is entitled to specific amounts and setting forth such amounts, including, reasonable attorneys' fees and expenses (the "General Claim Amount"), with respect to Escrow Claims; and
(ii) set forth a brief summary of the facts upon which Escrow Claims are based. Parent or Medscape shall have until 5:00 p.m. (New York City time) on the fifth business day following delivery of the General Claim Instructions to object to the General Claim Instructions by delivering written notice (the "General Dispute Notice") to the Purchaser and Escrow Agent with respect to such distribution in accordance with Section 3.6. The General Dispute Notice shall contain a brief summary of the basis of such dispute. If the Escrow Agent does not receive a General Dispute Notice by 5:00 p.m. (New York City time) on the twentieth (20th) business day following the date the Escrow Agent received the General Claim Instructions, the Escrow Agent shall promptly distribute on the next succeeding business day the General Claim Amount in accordance with the General Claim Instructions. Any disputes set forth in the General Dispute Notice shall be resolved pursuant to Section 3.6.

     Section 2.2 Nonexclusive Remedy. Purchaser's and Purchaser's Designee's rights to claims against the Escrow Funds as provided herein shall be Purchaser's and Purchaser's Designee's nonexclusive remedy against Parent, Medscape and Medscape Enterprises with respect to any Escrow Claims, as well as all other expenses of Purchaser and Purchaser's Designee, arising under or related to the Asset Purchase Agreement and shall be supplemental to any other remedies Purchaser and Purchaser's Designee may have against

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Parent, Medscape and Medscape Enterprises at law or in equity with respect to any escrow claim, and Parent's, Medscape's and Medscape Enterprises' liability under the Asset Purchase Agreement shall not be limited in any manner to the outstanding balance of funds and other property in the Escrow Funds.

     Section 2.3 Release of Escrow Funds. From time to time, Purchaser may give written instructions to the Escrow Agent to release to Medscape (or to such other entity as Sellers shall designate in writing) portions of the Escrow Funds pursuant to the terms of Section 6.03(b) of the Asset Purchase Agreement. Upon the earlier of (A) one year after the Closing Date, or (B) the closing of an acquisition involving the sale of all or substantially all of the stock or assets of the MDLI Business by a company that (i) expressly accepts and agrees, in writing, to guarantee payment and performance of Sellers' indemnification obligations pursuant to Article VI of the Asset Purchase Agreement and (ii) is rated an investment grade credit rating on a subordinated basis by either Standard & Poor's or Moody's, Purchaser, on the one hand, and Parent, on the other hand, will give joint written instructions to the Escrow Agent to release to Medscape (or to such other entity as Sellers shall designate in writing) the balance of the Escrow Funds less all General Claim Amounts not yet distributed pursuant to General Claim Instructions then pending in accordance with Section
2.1 or a judicial decision rendered pursuant to Section 3.6.

Section 3.  Escrow Agent.

     Section 3.1 Duties. The Escrow Agent's obligations and duties in connection herewith are those specifically enumerated in this Escrow Agreement. The Escrow Agent also will deliver copies of reports, invoices, and other documents related to the Escrow Claims that it has received, as well as an accounting of the Escrow Funds, to each of the parties on written request. The Escrow Agent's duties will be determined only by reference to this Escrow Agreement and applicable laws, and the Escrow Agent is not charged with any duties or responsibilities in connection with any other document or agreement. The parties acknowledge that the Escrow Agent shall not be responsible for any diminution in Escrow Funds due to losses resulting from authorized investments. The Escrow Agent may use its own bond department in executing purchases and sales of authorized investments.

     Section 3.2 Liabilities.

     (a) The Escrow Agent will not be in any manner liable or responsible for the sufficiency, correctness, genuineness, or validity of any instruments deposited with it or with reference to the form of execution thereof, or the identity, authority, or rights of any person executing or depositing same, and the Escrow Agent will not be liable for any loss that may occur by reason of forgery, false representation, or the exercise of its discretion in any particular manner or for any other reason, except for its own gross negligence, bad faith or willful misconduct. Except in instances of the Escrow Agent's own gross negligence, bad faith or willful misconduct, Purchaser, Purchaser's Designee, Parent, Medscape and Medscape Enterprises will jointly and severally indemnify, defend, and hold the Escrow Agent harmless from any demands, suits, or causes of action arising out of this Escrow Agreement (including reasonable attorneys' fees). The Escrow Agent shall be fully protected in acting in accordance with any written instructions given to it hereunder and believed by it to have been executed by

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the proper party or parties. The Escrow Agent may consult with counsel regarding any of its duties or obligations hereunder, and shall be fully protected in any action taken in good faith in accordance with such advice. The costs and expenses of enforcing this right of indemnification also shall be paid by Purchaser, Purchaser's Designee, Parent, Medscape and Medscape Enterprises. The right of indemnification shall survive the termination of this Escrow Agreement and/or the resignation or removal of the Escrow Agent.

     (b) Neither the Escrow Agent nor any of its officers, directors or employees shall be liable to any person or party for any action taken or omitted to be taken by it or any of its officers, directors or employees under this Escrow Agreement, except in the case of Escrow Agent's gross negligence, bad faith or willful misconduct

     Section 3.3 Receipt. By its execution and delivery of this Escrow Agreement, the Escrow Agent acknowledges receipt from the Purchaser of the Escrow Funds.

     Section 3.4 Fees. The Escrow Agent's fees hereunder will be as set forth in
Schedule 1 and Purchaser, Purchaser's Designee, Parent, Medscape and Medscape Enterprises shall be jointly and severally responsible for such fees. The fees are intended as full compensation for the Escrow Agent's services as contemplated by this Escrow Agreement; provided, however, that if the Escrow Agent or its counsel renders any material service not contemplated in this Escrow Agreement, or if any material controversy arises hereunder that results in significant additional services by the Escrow Agent or its counsel, or the Escrow Agent is made a party to or justifiably intervenes in any litigation pertaining to this Escrow Agreement, or the subject matter hereof, the Escrow Agent will be reasonably compensated by Purchaser, Purchaser's Designee, Parent, Medscape and Medscape Enterprises (jointly and severally) for such extraordinary service and reimbursed by Purchaser, Purchaser's Designee, Parent, Medscape and Medscape Enterprises (jointly and severally) for all reasonable costs and expenses, including reasonable attorneys' fees, occasioned by any controversy or event. As to Purchaser, Purchaser's Designee, Parent, Medscape and Medscape Enterprises only, all fees and expenses due to the Escrow Agent pursuant to this
Section 3.4 shall be borne half by Purchaser and half by Parent and Medscape Enterprises.

     Section 3.5 Successor Escrow Agent. The Escrow Agent will have the right to resign as escrow agent hereunder by delivering 30 days' prior notice in writing to Purchaser, Purchaser's Designee, Parent, Medscape and Medscape Enterprises. Purchaser, Purchaser's Designee, Parent, Medscape and Medscape Enterprises will have the right to remove the Escrow Agent at any time by written notice delivered to the Escrow Agent. If the Escrow Agent resigns or is removed, a successor escrow agent will be appointed by agreement of Purchaser, on the one hand, and Parent and Medscape, on the other hand, and such resignation or removal will take effect upon such appointment. Any successor escrow agent at any time serving hereunder will be entitled to all rights, powers, and indemnities granted to the Escrow Agent hereunder as if originally named herein. If a successor escrow agent is not named within twenty (20) days after the notice of resignation, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor escrow agent.

     Section 3.6 Disputes. In the event that any dispute arises with respect to this Escrow Agreement or in the event that any claim is made with respect to the Escrow Funds, then

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

the Escrow Agent, upon receipt of written notice of such dispute, is authorized and directed to retain in its possession without liability to any person or party, all of the Escrow Funds until such dispute shall have been settled either by the mutual agreement of the parties involved or by a final, unappealable order, decree or judgment of a court of competent jurisdiction.

     Section 3.7 Federal Income Tax. The parties agree that for U.S. federal income, and applicable state income, tax purposes, all interest and other income earned on the Escrow Funds shall be includible in the gross income, for federal income tax purposes, of Medscape. The Escrow Agent annually shall file information returns with the United States Internal Revenue Service and payee statements with Medscape, documenting such income. Medscape shall provide the Escrow Agent with all forms and information necessary to complete such information returns and payee statements. Medscape agrees to provide the Escrow Agent with a certified tax identification number by signing and returning a Form W-9 to the Escrow Agent within 30 days from the date hereof. Should the Escrow Agent become liable for the payment of taxes, including withholding taxes, relating to income derived from any funds held by it in the Escrow Account or any payment made hereunder the Escrow Agent may pay such taxes from the Escrow Account.

     Section 3.8 Merger, Consolidation, etc. Any corporation or association in which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become successor escrow agent hereunder and vested with all of the title to the assets and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 3.9 Consent to Jurisdiction. Purchaser, Purchaser's Designee, Parent, Medscape and Medscape Enterprises consent and submit to the jurisdiction of the courts of the State of New York and of any federal court in the State of New York in connection with any actions or proceedings brought against them by the Escrow Agent arising out of or in relating to this Escrow Agreement. In any such action or proceeding Purchaser, Purchaser's Designee, Parent, Medscape and Medscape Enterprises hereby absolutely and irrevocably waive personal service of any summons, complaint, declaration or other process and agrees that service thereof may be made by certified or registered first class mail directed to Purchaser, Purchaser's Designee, Parent, Medscape and Medscape Enterprises at the addresses set forth in this Escrow Agreement.

Section 4.  Interaction of Documents.

     Medscape, Parent, Medscape Enterprises, Purchaser and Purchaser's Designee agree that nothing in this Escrow Agreement modifies their rights and obligations under the Asset Purchase Agreement.

Section 5.  Miscellaneous.

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     Section 5.1 Binding Effect. This Escrow Agreement will inure to the benefit of and will be binding upon Purchaser, Purchaser's Designee, Parent, Medscape and Medscape Enterprises and the Escrow Agent and their respective successors and assigns.

     Section 5.2 Governing Law. This Escrow Agreement will be governed by and construed and enforced in accordance with the internal laws of New York without giving effect to the principles of conflict of laws thereof.

     Section 5.3 Headings. This section headings contained in this Escrow Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Escrow Agreement.

     Section 5.4 Notices. Any notices, request, instruction, or other document to be given hereunder by a party hereto will be in writing, will be given to all other parties hereunder, and will be deemed to have been delivered, (a) when received if given in person, (b) on the date of transmission if sent by telex, facsimile or other wire transmission confirmed by the addressee or (c) four business days after being deposited in the mail, certified or registered, postage prepaid:

     If to Medscape, Medscape Enterprises or Parent, addressed to:

            MedicaLogic/Medscape, Inc.
            20500 NW Evergreen Parkway
            Hillsboro, Oregon  97214-7111
            Attention: Legal Department

     With a copy to:

            Stoel Rives L.L.P.
            900 SW Fifth Avenue, Suite 2600
            Portland, Oregon  97204-1268
            Attention: Todd Bauman
            Fax:   (503) 220-2480
            Email: tabauman@stoel.com

            With a copy to:

            Gibson, Dunn and Crutcher LLP
            200 Park Avenue
            New York, New York  10166
            Attention:  Steven R. Shoemate
            Fax:   (212) 351-4035
            Email: sshoemate@gibsondunn.com

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

            If to Purchaser or Purchaser's Designee, addressed to:

            WebMD Corporation
            669 River Drive, Center 2
            Elmwood Park, New Jersey  07407
            Attention:  General Counsel
            Fax: (201) 703-3401

     With a copy to:

            WebMD Corporation
            669 River Drive, Center 2
            Elmwood Park, New Jersey  07407
            Attention:  Chief Financial Officer
            Fax: (201) 703-3401

     With a copy to:

            Latham & Watkins
            885 Third Avenue
            Suite 1000
            New York, New York  10022
            Attention:  Charles M. Nathan
            Fax:   (212) 751-4864
            Email: charles.nathan@lw.com


     If to Escrow Agent, addressed to:

            Wells Fargo Bank Minnesota, N.A.
            Attn:  Corporate Trust Services
            213 Court Street, Suite 902
            Middletown, Connecticut  06457
            Fax:   (860) 704-6219
            Email: robert.reynolds@wellsfargo.com


or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

     Section 5.5 Counterparts. This Escrow Agreement may be executed in two or more counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same instrument.

     Section 5.6 Entire Agreement; Modification. This Escrow Agreement and the Asset Purchase Agreement, together with all exhibits and schedules thereto, constitutes the entire agreement among the parties pertaining to the Escrow Claims. This Escrow Agreement may be modified only by a written instrument signed by authorized representatives of each of the parties.

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     IN WITNESS WHEREOF, the parties hereto have executed their Agreement as of the date first written above.

                                        MEDSCAPE, INC.


                                        By:________________________________
                                             Name:
                                             Title:

                                        MEDICALOGIC/MEDSCAPE, INC.


                                        By:________________________________
                                             Name:
                                             Title:



                                        MEDSCAPE ENTERPRISES, INC.


                                        By:________________________________
                                             Name:
                                             Title:


                                        WEBMD CORPORATION


                                        By:________________________________
                                             Name:
                                             Title:

                                        MMM ACQUISITION COMPANY


                                        By:________________________________
                                             Name:
                                             Title:

                                        WELLS FARGO BANK MINNESOTA, N.A.,
                                          as Escrow Agent


                                        By:________________________________
                                             Name:
                                             Title:

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                         SCHEDULE 1 TO ESCROW AGREEMENT



     In connection with the services provided hereunder by the Escrow Agent, including, without limitation, serving as escrow agent, the Escrow Agent shall be limited to receive payment of fees in an amount equal to [$_______] annually, plus investment fees related thereto.